Ivy Variable Insurance Portfolios

Supplement dated May 8, 2018 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2018

Effective immediately, Scott R. Sullivan will no longer serve as a co-portfolio manager of Ivy VIP Small Cap Core. Accordingly, all references and information related to Mr. Sullivan are deleted in their entirety.

Supplement	Statement of Additional Information	1